UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                 811-22221

ASGI Mesirow Insight Fund, LLC (formerly, Wells Fargo Multi-Strategy 100 Master Fund I, LLC)
(Exact name of registrant as specified in charter)

c/o Alternative Strategies Group, Inc.
401 South Tryon Street
                               Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Dede Dunegan
Alternative Strategies Group, Inc.
550 California Street, 6th Floor, MAC A0112-063
                                        San Francisco, CA 94104
(Name and address of agent for service)

Registrant's telephone number, including area code:  (866) 440-7460

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ASGI Mesirow Insight Fund, LLC

Financial Statements for the
Period from February 1, 2012 to March 31, 2012 with
Report of Independent Registered Public Accounting Firm

ASGI Mesirow Insight Fund, LLC

KPMG LLP
Two Financial Center 60 South Street
Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Unitholders and Board of Managers of
ASGI Mesirow Insight Fund, LLC:

We have audited the accompanying statement of assets, liabilitiss and members' capital, including the schedule of investments, of ASGI Mesi row Insight Fund, LLC (the “Fund”) as of March 31, 2012, the related statements of operations and cash flows for the period from February 1, 2012 to March 31, 2012 and the year ended January 31, 2012, the statements of changes in members' capital for the period from February 1, 2012 to March 31, 2012 and each of the years in the two-year period ended January 31, 2012, and the financial highlights for the period from February 1, 2012 to March 31, 2012 and each of the years in the five-year period ended January 31, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable awurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures i n the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2012, by correspondence with the underlying managers and brokers. An audit also includes assassing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ASGI Mesi row Insight Fund, LLC as of March 31, 2012, the results of its operations and cash flows for the period from February 1, 2012 to March 31, 2012 and the year ended January 31, 2012, the changes in net assets for the period from February 1, 2012 to March 31, 2012 and each of the years in the two-year period ended January 31, 2012, and the fi nanci al highlights for the period from February 1, 2012 to March 31, 2012 and each of the years in the five-year period ended January 31, 2012, in conformity with U.S. generally accepted accounting principles.

May 30, 2012

KPMG LLP is a Delaware limited liability partnerhip, the U.S. member firm of KPMG International Cooperative ("KPMG International"), as Swiss entity.

ASGI Mesirow Insight Fund, LLC Schedule of Investments As of March 31, 2012

Strategy	Investments	Cost	Fair Value
Credit - 10.0%
dbX-High Yield 2 Fund	$7,267,000	$7,351,064
HFR RVA Feingold O'Keeffe Fund	10,616,010	10,290,496
17,641,560
Event Driven - 15.3%
HFR ED Global Fund	8,644,090	9,546,494
HFR ED Jana Fund	8,671,556	9,330,704
HFR ED York Fund	7,554,761	8,114,716
26,991,914
Hedged Equity - 23.4%
dbX-Global Long/Short Equity 7 Fund	7,203,652	7,618,217
dbX-US Long/Short Equity 12 Fund	3,633,000	3,722,088
dbX-US Long/Short Equity 9 Fund	7,203,652	7,234,388
HFR HE Ajia-Lighthorse China Growth Fund	4,895,488	4,783,538
HFR HE Courage Opportunity Fund	7,765,868	8,449,527
HFR HE Jade Fund	57,540	48,793
HFR RVA Kayne MLP 1.25x Fund	3,120,242	4,290,182
HFR RVA Salient MLP 1.25x Fund	4,423,485	5,336,512
41,483,245
Macro and Commodity - 22.6%
dbX-Emerging Markets Macro 3 Fund	7,203,652	7,510,533
dbX-Global Macro 8 Fund	8,554,336	8,600,751
HFR Macro Galtere Commodity Fund	3,622,807	3,370,012
HFR Macro QFS Currency Fund	5,394,000	4,779,181
HFR MF Beach Fund	6,903,497	6,361,512
HFR MF Diversified Select Fund	9,180,122	9,336,449
39,958,438
Relative Value - 21.8%
dbX-Convertible Arbitrage 13 Fund	5,852,967	5,896,015
HFR CA Lazard Rathmore Fund	6,405,846	8,648,047
HFR RVA Advent Global Opportunity Fund	9,860,330	10,263,541
HFR RVA Marathon Asia Fund	4,382,796	4,416,589
HFR RVA Whitebox Fund	8,070,652	9,285,753
38,509,945
Total Investments* (Cost - $156,487,349) - 93.1%	164,585,102

Other Assets Less Liabilities - 6.9%	12,152,713

Members' Capital - 100.0%	$176,737,815

Percentages shown are stated as a percentage of Members' Capital as of March 31, 2012.

*	Non-income producing securities.

Investments by Strategy (as a percentage of total investments)
Hedged Equity	25.2%
Macro and Commodity	24.3
Relative Value	23.4
Event Driven	16.4
Credit	10.7
100.0%

See Notes to Financial Statements.

ASGI Mesirow Insight Fund, LLC Schedule of Investments (continued) As of March 31, 2012

Total Return Swap Agreements Outstanding as of March 31, 2012:

Counterparty	Reference Entity/Obligation	Upfront Premium Paid (USD)	Buy/ Sell	Termination Date	Notional Amount	Fair Value (USD)
Credit Suisse International	Credit Suisse Mesirow US Custom Index	$1,817,000	Buy	3/12/2013	$1,817,000	$1,800,607
Credit Suisse International	Credit Suisse Mesirow Euro Custom Index	1,817,000	Buy	3/12/2013	1,817,000	1,806,514
		$3,634,000				$3,607,121

A Summary of Derivative instruments by primary risk exposure is outlined in the following table:

The fair value of derivative instruments as of March 31, 2012 was as follows:

Derivatives not accounted for as hedge instruments	Location on Statement of Assets and Liabilities	Fair Value (USD)

Asset Derivatives

Equity swaps	Swap contracts, at fair value	$3,607,121

Changes in unrealized loss due to investments in derivatives as of March 31, 2012 were as follows:

Change in Unrealized Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Swaps

Equity swaps	$(26,879)

See Notes to Financial Statements.

ASGI Mesirow Insight Fund, LLC Statement of Assets, Liabilities and Members' Capital As of March 31, 2012

Assets

Investments in Investment Funds, at fair value (cost - $156,487,349)	$164,585,102
Cash and cash equivalents	5,999,136
Receivable for Investment Funds sold	9,820,986
Swap contracts, at fair value (upfront fees $3,634,000)	3,607,121
Investments in Investment Funds paid in advance	2,800,000
Rebate receivable	119,249
Expense reimbursement receivable from Adviser	75,106
Other assets	165,691
Total assets	187,172,391

Liabilities

Payable for shares tendered	7,056,670
Subscriptions received in advance	2,088,000
Management fee payable	571,720
Investor servicing fees payable	14,142
Accrued expenses and other liabilities	704,044
Total liabilities	10,434,576

Members' Capital

Class I members' capital	$166,386,760
Class A members' capital	10,351,055
Total members’ capital	$176,737,815

Members' Capital per Share

Class I (166,386.7604 shares outstanding)	$1,000.00
Class A (10,351.0545 shares outstanding)	$1,000.00

See Notes to Financial Statements.

ASGI Mesirow Insight Fund, LLC Statements of Operations

	For the Period from February 1, 2012 to March 31, 2012	For the Year Ended January 31, 2012

Investment Income

Interest	$472	$1,320
Rebate	79,108	603,663
Total investment income	79,580	604,983

Fund Expenses

Management fee	383,025	2,231,358
Professional fees	155,442	657,294
Accounting and administration services fees	53,690	164,022
Registration fees	17,181	79,630
Withholding tax	11,874	76,948
Commitment fees	67,167	–
Custody fees	14,810	20,477
Directors' fees	5,208	10,854
Interest expense	594	21,665
Other operating expenses	65,208	208,861
Total expenses	774,199	3,471,109

Net investment loss	(694,619)	(2,866,126)

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized loss from investments in Investment Funds	(661,239)	(1,302,383)
Net change in unrealized appreciation/depreciation from investments in Investment Funds	3,078,108	(14,897,702)
Net change in unrealized depreciation from investments in swap contracts	(26,879)	–
Total net realized and unrealized gain from investments	2,389,990	(16,200,085)

Net increase in members' capital resulting from operations	$1,695,371	$(19,066,211)

See Notes to Financial Statements.

ASGI Mesirow Insight Fund, LLC Statements of Changes in Members’ Capital

	For the Period from February 1, 2012 to March 31, 2012	For the Year Ended January 31, 2012	For the Year Ended January 31, 2011
Increase/(Decrease) in Members' Capital
Operations

Net investment loss	$(694,619)	$(2,866,126)	$(1,886,062)
Net realized (loss) gain from investments in Investment Funds	(661,239)	(1,302,383)	328,826
Net change in unrealized appreciation/depreciation on investments	3,051,229	(14,897,702)	15,363,055
Net increase/(decrease) in members' capital resulting from operations	1,695,371	(19,066,211)	13,805,819

Capital Transactions

Issuance of shares	178,042,815	51,885,884	61,994,000
Shares tendered	(183,959,710)	(32,826,272)	(14,592,094)
(Decrease)/increase in members' capital derived from capital transactions	(5,916,895)	19,059,612	47,401,906

Members' Capital

Total (decrease) increase in members' capital	(4,221,524)	(6,599)	61,207,725
Beginning of period	180,959,339	180,965,938	119,758,213
End of period	$176,737,815	$180,959,339	$180,965,938

See Notes to Financial Statements.

ASGI Mesirow Insight Fund, LLC Statements of Cash Flows

	For the Period from February 1, 2012 to March 31, 2012	For the Year Ended January 31, 2012
Cash Provided by Operating Activities

Net increase (decrease) in members' capital resulting from operations	$1,695,371	$(19,066,211)
Adjustments to reconcile net increase in members' capital resulting from operations to net cash provided by operating activities:
Payments made for Swap contracts	(3,634,000)	–
Purchases of Investment Funds	(16,294,000)	(137,248,312)
Sales of Investment Funds	17,012,986	125,041,651
Decrease in investments in Investment Funds paid in advance	2,594,000	11,429,400
Decrease (increase) in receivable for Investment Funds sold	2,524,404	(12,345,390)
Increase in expense reimbursement receivable from Adviser	(75,106)	–
(Increase) decrease in rebate receivable	(79,108)	12,980
Decrease (increase) in other assets	47,614	(190,167)
Decrease in directors' fees payable	(1,200)	(1,150)
Increase in investor servicing fees payable	14,142	–
Increase (decrease) in management fee payable	383,024	(7)
Increase in accrued expenses and other liabilities	226,887	245,717
Net realized loss from investments in Investment Funds	661,239	1,302,383
Net change in unrealized appreciation/depreciation on investments in Investment Funds and swap contracts	(3,051,229)	14,897,702

Net cash provided by operating activities	2,025,024	(15,921,404)

Cash Used in Financing Activities

Proceeds from issuance of shares (net of change in subscriptions received in advance of $1,164,000 and $1,639,300 for the period ended March 31, 2012 and the year ended January 31, 2012, respectively)	179,206,815	50,246,584
Payments on tender of shares (net of change in payable for shares tendered of $9,183,505 and $10,641,043 for the period ended March 31, 2012 and the year ended January 31, 2012, respectively)	(193,143,215)	(22,185,229)
Net cash used in financing activities	(13,936,400)	28,061,355

Cash and Cash Equivalents

Net (decrease) increase in cash and cash equivalents	(11,911,376)	12,139,951
Cash and cash equivalents at beginning of period	17,910,512	5,770,561
Cash and cash equivalents at end of period	$5,999,136	$17,910,512

Supplemental disclosure of cash flow information

Cash paid during the period for interest	$594	$21,665

See Notes to Financial Statements.

ASGI Mesirow Insight Fund, LLC Financial Highlights

Class I

As of close of business on March 31, 2012(a)
Per share operating performance: (For share outstanding throughout the period)

Members' capital per share at beginning of period	$1,000.00

Income from investment operations:

Net investment loss	–
Net realized and unrealized gain/(loss) from investments	–
Total from investment operations	–
Members' capital per share at end of period	$1,000.00
Total return (a)	0.00%

Ratios to average members' capital:

Expenses (a)	0.00%
Net investment income (a)	0.00%

Members' capital, end of period (in thousands)	$166,387

Class A

As of close of business on March 31, 2012(a)
Per share operating performance: (For share outstanding throughout the period)

Members' capital per share at beginning of period	$1,000.00

Income from investment operations:

Net investment loss	–
Net realized and unrealized gain/(loss) from investments	–
Total from investment operations	–
Members' capital per share at end of period	$1,000.00
Total return (a)	0.00%

Ratios to average members' capital:

Expenses (a)	0.00%
Net investment income (a)	0.00%

Members' capital, end of period (in thousands)	$10,351

See Notes to Financial Statements.

ASGI Mesirow Insight Fund, LLC Financial Highlights (continued)

	ASGI Mesirow Insight Fund, LLC

	For the Period from February 1, 2012 to March 31, 2012 (b)		For the Year Ended January 31, 2012	For the Year Ended January 31, 2011	For the Year Ended January 31, 2010	For the Period from August 1, 2008 (c) to January 31, 2009

Total return	0.93%	(f)	(10.06%)	8.69%	6.51%	(12.48%)	(f)

Ratios to average members' capital:

Expenses(d) (e)	2.50%		1.89%	1.61%	1.82%	2.07%
Net investment loss(d) (e)	(2.24%)		(1.55%)	(1.24%)	(1.48%)	(1.71%)

Members' capital, end of period (in thousands)	$176,738		$180,959	$180,966	$119,758	$91,511

Portfolio turnover	10%		72%	73%	89%	30%

(a)
As the fund reorganized its share classes at the close of business on March 31, 2012 both Class I and Class A have yet to experience operations.  Thus, their expense ratio, net investment income ratio and total return as of the close of business on March 31, 2012 is zero.

(b)	Reorganization date. Reorganization occurred at end of day March 31, 2012.
(c)	Inception date.
(d)	The expenses and net investment income/(loss) ratios do not include expenses of the Investment Funds in which the Fund invests.
(e)	Annualized based on the number of days during the period.
(f)	Not annualized.

See Notes to Financial Statements.

ASGI Mesirow Insight Fund, LLC Notes to Financial Statements For the Period from February 1, 2012 to March 31, 2012

1.  Organization and Description of Business

ASGI Mesirow Insight Fund, LLC (the “Fund”), a Delaware limited liability company, has been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”) since August 1, 2008.  The Fund is a closed-end management investment company.  Alternative Strategies Group, Inc., a North Carolina corporation (the “Adviser” or “ASGI”), is the investment adviser to the Fund.  The Adviser has retained Mesirow Advanced Strategies, Inc. (the “Sub-adviser”), an Illinois corporation, to formulate and implement the Fund’s investment program.

Following investor approval effective March 31, 2012 (the “Reorganization Date”), the Fund was reorganized.  The Fund was previously organized under a “master fund/feeder fund” structure where an individual feeder fund’s shareholders indirectly invested substantially all of their investable assets in the Fund.  On the Reorganization Date, each of the feeder funds liquidated and distributed their Fund shares to their investors as follows:

●	Investors in ASGI Mesirow Insight Fund I, LLC (the “Taxable Investor Fund”) and ASGI Mesirow Insight TEI Fund I, LLC (the “TEI Fund I”) were issued Class I Shares (“Class I Shares”) in the Fund.

●	Investors in ASGI Mesirow Insight Fund A, LLC (the “Taxable Investor Fund A) and ASGI Mesirow Insight TEI Fund A, LLC (the “TEI Fund A”) were issued Class A Shares (“Class A Shares”) in the Fund.

The Fund’s investment objective is to provide attractive risk-adjusted returns with moderate volatility and moderate correlation to the broad equity and debt markets.  Generally, the Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles, commonly referred to as “hedge funds” (the “Investment Funds”), selected by the Sub-adviser in consultation with the Adviser.  The Sub-adviser recommends the Investment Funds in which the Fund invests and the relative allocations to each Investment Fund to the Adviser and the Fund.  The Fund may, in addition to investing in Investment Funds, also make investments directly, including, without limitation, for purposes of hedging certain exposures. The Sub-adviser may cause the Fund to maintain such cash holdings as the Sub-adviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Fund’s assets.  There can be no assurance that the Fund’s investment objective will be achieved or that the Fund will not incur losses.

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses.  The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)  Valuation of Investments in Investment Funds – The Fund values its investments in Investment Funds at fair value in accordance with procedures established in good faith by the Fund’s Board of Managers (the “Fund Board”). The value ordinarily will be the value of an interest in a Investment Fund determined by the investment manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent

ASGI Mesirow Insight Fund, LLC Notes to Financial Statements (continued) For the Period from February 1, 2012 to March 31, 2012 information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive this amount from the Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund’s interests in the Investment Funds. Furthermore, changes to the liquidity provisions of the Investment Funds may significantly impact the fair value of the Fund’s interests in the Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund’s reported valuation does not represent fair value. If it is determined that the Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. As of March 31, 2012, no such adjustments were deemed necessary by the Adviser. The Fund Board has also established procedures for the valuation of investment securities, if any, held directly by the Fund.

Accounting Standards Update ("ASU") 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value per share (the “NAV”) of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV.  If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation.  In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are not considered in measuring fair value.  Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.  The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.  A detailed description of each investment in the Fund by strategy can be found in the tables within the Schedule of Investments.

(b)  Equity Swaps – The fair value of swaps are valued by an independent pricing vender using a pricing model.  The pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets and/or dealer quotes.  The Fund generally categorizes these swaps within Level 2 of the fair value hierarchy.  In instances where significant inputs are unobservable, they would be characterized in Level 3 of the fair value hierarchy.

(c)  Income taxes – The Fund, as a limited liability company, is classified as a partnership for U.S. federal income tax purposes; accordingly, no provision for federal income taxes was required.

In accounting for income taxes, the Fund follows the guidance in Financial Accounting Standards Board (“FASB”) ASC 740 (formerly FASB Interpretation No. 48), as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes. ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no uncertain tax positions as of March 31, 2012. The Fund filed federal income tax returns from 2008 through 2010 and it remains subject to examination by the Internal Revenue Service. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the period from February 1, 2012 to March 31, 2012, the Fund did not incur any interest or penalties.

ASGI Mesirow Insight Fund, LLC Notes to Financial Statements (continued) For the Period from February 1, 2012 to March 31, 2012

(d)  Security transactions and investment income – The Fund’s transactions are recorded on the effective dates of the transactions.  Realized gains and losses on the Fund transactions are determined on the average cost basis.  Interest income is recognized on the accrual basis.  The Fund will indirectly bear a portion of the Investment Funds’ income and expenses, including management fees and incentive fees charged by the Investment Funds.  That income and those expenses are recorded in the Fund’s financial statements as unrealized appreciation/depreciation and not as income or expense on the statement of operations or in the financial highlights.

(e)  Cash and Cash Equivalents – The Fund maintains cash in an interest-bearing money market account of a bank, which, at times, may exceed federally insured limits.  The Fund has not experienced any losses in such account and does not currently believe it is exposed to any significant credit risk on such bank deposits.  All interest income earned will be paid to the Fund.

(f)  Rebate Income – A portion of the management fees charged by some of the investment managers of the Investment Funds that the Fund invests in is rebated to the Fund and is recognized on the accrual basis.

(g)  Distributions – The Fund presently does not intend to make periodic distributions of its net income or gains, if any, to investors (the “Members”).  The amount and times of distributions, if any, will be determined in the sole and absolute discretion of the Fund Board.

Changes to the Fund’s distribution policy are discussed in more detail in Note 11.

(h) Use of estimates – The preparation of the Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statement.  Actual results could differ from those estimates.

(i) Operating Expenses – The Fund bears all expenses incurred in its business and operations.  Expenses include, but are not limited to, fund accounting and administrative expenses, extraordinary expenses, legal, tax, audit, escrow and printing expenses.  Operating costs also include, by way of example: (1) investment related expenses, including, but not limited to, brokerage commissions, research fees, and other transactions costs; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Fund under, and compliance with, any applicable federal and state laws. Such expenses are allocated pro rata among all Members.

(j)  Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the “Administrator”) serves as the Administrator to the Fund.  Under an agreement made between the Administrator and the Fund, the following annual fee will be calculated upon the Fund’s beginning of the month’s net assets and paid monthly:

0.075% of the first $200 million of aggregate beginning of month net assets;
0.060% of the next $200 million of aggregate beginning of month net assets; and
0.040% of aggregate beginning of month net assets in excess of $400 million.

The Fund also pays the Administrator certain fixed fees for tax preparation and other services.

The Bank of New York Mellon (the “Custodian”) serves as the Custodian to the Fund.  Under an agreement made between the Custodian and the Fund, a monthly fee is paid to the Custodian based on gross ending assets at the end of each month.

ASGI Mesirow Insight Fund, LLC Notes to Financial Statements (continued) For the Period from February 1, 2012 to March 31, 2012

Changes to the Fund’s service fees are discussed in more detail in Note 11.

(k)  Recent accounting pronouncements – In May 2011, FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS".  This ASU amends FASB ASC Topic 820, "Fair Value Measurement", to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP.  This ASU is effective for fiscal years and interim periods beginning after December 15, 2011.  Management has implemented the new requirements as of March 31, 2012.

3.  Investment Advisory Agreement

The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Adviser also serves as investment adviser to other investment funds, some of which utilize a multi-manager, multi-strategy investment approach. Although the Adviser is registered with the CFTC as a “commodity trading adviser,” it operates the Fund as if it was exempt from registration under CFTC Rule 4.14(a)(8). The Fund is not required to register as a “commodity pool operator” pursuant to CFTC Rule 4.5.  However, recently adopted amendments to Rule 4.5 alter the criteria required for the Adviser to rely on the exemption from registration as a “commodity pool operator” with respect to the Fund.  Certain aspects of the amended rule are yet to be determined, and such determinations may dictate the appropriate course of action for the Fund with respect to its CFTC compliance obligations.

Subject to policies adopted by the Fund Board and applicable law, the Adviser is responsible for appointing the Sub-adviser to manage the Fund’s investments, monitoring the Sub-adviser’s management of the Fund, and implementing the Fund’s compliance program.

Pursuant to an agreement with the Adviser and the Fund, the Sub-adviser is responsible for the selection and monitoring of Investment Funds as well as direct investments of the Fund, and for day-to-day management of the Fund’s investment activities and holdings.

The Fund pays the Adviser each month a fee (“Management Fee”) equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding units of the Fund determined as of the last business day of that month (before any repurchases of units). The management fee payable at March 31, 2012 was $517,720. The Adviser pays the Sub-adviser a portion of the Management Fee as described in the sub-advisory agreement among the Adviser, Sub-adviser and the Fund.

4.  Investment Transactions

Purchases of Investment Funds for the period from February 1, 2012 to March 31, 2012 were $16,294,000 and proceeds from sales of Investment Funds for the period from February 1, 2012 to March 31, 2012 were $17,012,986.

5.  Investments in Investment Funds

The Adviser and Sub-adviser monitor the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements in the Investment Funds’ portfolio investments, comparing performance to industry benchmarks, in depth conference calls and/or site visits with the Investment Fund’s investment manager.

ASGI Mesirow Insight Fund, LLC Notes to Financial Statements (continued) For the Period from February 1, 2012 to March 31, 2012

The Sub-adviser actively allocates, and from time to time reallocates, the Fund’s assets among the Investment Funds. While redemptions are permitted as noted in the table below for the Investment Funds, such redemptions may be suspended at any time upon the election of the management of the Investment Funds.

The investment managers of the Investment Funds are not affiliated with the Adviser or the Sub-Adviser.

The following table lists the Fund’s investments in the Investment Funds for the period from February 1, 2012 to March 31, 2012, none of which was a related party. The Fund indirectly bears fees and expenses as an investor in the Investment Funds. Each Investment Fund will pay the investment manager of the Investment Fund a management fee. The fee rate will vary and is expected to range from 1.10% to 2.60% per annum of the net asset value of that Investment Fund. Additionally, the investment manager of an Investment Fund will generally receive an incentive allocation from each investment ranging from 0% to 20% (subject to any applicable thresholds) of any net new appreciation of that series as of the end of each performance period for which an incentive allocation is determined.

Information about the underlying investments held by the Investment Funds is not readily available, so it is unknown whether the Investment Funds hold any single investment whereby the Fund’s proportionate share equals 5% of each Investment Fund's net assets at March 31, 2012.

Investments in Investment Funds	% of Fund's Total Fair Value	Fair Value	Net Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Redemptions Permitted*
dbX-Convertible Arbitrage 13 Fund	3.6	$5,896,015	$(51,527)	$—	Monthly
dbX-Emerging Markets Macro 3 Fund	4.6	7,510,533	89,172	—	Weekly
dbX-Global Long/Short Equity 7 Fund	4.6	7,618,217	324,118	—	Monthly
dbX-Global Macro 8 Fund	5.2	8,600,751	15,894	—	Monthly
dbX-High Yield 2 Fund	4.5	7,351,064	84,064	—	Monthly
dbX-US Long/Short Equity 12 Fund	2.3	3,722,088	89,088	—	Monthly
dbX-US Long/Short Equity 9 Fund	4.4	7,234,388	22,394	—	Weekly
HFR CA Lazard Rathmore Fund	5.3	8,648,047	336,936	—	Weekly
HFR ED Global Fund	5.8	9,546,494	282,683	—	Monthly
HFR ED Jana Fund	5.7	9,330,704	460,351	—	Weekly
HFR ED York Fund	4.9	8,114,716	277,650	—	Weekly
HFR HE Ajia-Lighthorse China Growth Fund	2.9	4,783,538	(149,505)	11,770	Weekly
HFR HE Courage Opportunity Fund	5.1	8,449,527	380,800	—	Monthly
HFR HE Jade Fund	0.0	48,793	18,368	—	Closed
HFR HE Victoire Latam Fund	—	—	850,674	(273,530)	Weekly
HFR Macro Galtere Commodity Fund	2.0	3,370,012	536,575	(399,479)	Weekly
HFR Macro QFS Currency Fund	2.9	4,779,181	(614,818)	—	Weekly
HFR MF Beach Fund	3.9	6,361,512	(333,700)	—	Weekly
HFR MF Diversified Select Fund	5.7	9,336,449	(165,586)	—	Weekly
HFR RVA Advent Global Opportunity Fund	6.2	10,263,541	204,131	—	Weekly
HFR RVA Feingold O'Keeffe Fund	6.3	10,290,496	320,851	—	Weekly
HFR RVA Kayne MLP 1.25x Fund	2.6	4,290,182	(90,210)	—	Weekly

ASGI Mesirow Insight Fund, LLC Notes to Financial Statements (continued) For the Period from February 1, 2012 to March 31, 2012

Investments in Investment Funds	% of Fund's Total Fair Value	Fair Value	Net Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Redemptions Permitted
HFR RVA Marathon Asia Fund	2.7	4,416,589	21,093	—	Weekly
HFR RVA Salient MLP 1.25x Fund	3.2	5,336,512	(49,857)	—	Monthly
HFR RVA Whitebox Fund	5.6	9,285,753	218,469	—	Monthly

Total Investments in Investment Funds	100.0%	$164,585,102	$3,078,108	$(661,239)

* Subject to the terms of the offering memorandums of the Investment Funds.

The following is a summary of the investment strategies of the investments in the Investment Funds held in the Fund as of March 31, 2012.

Relative Value Strategies. Relative value strategies encompass a wide range of investment techniques that are intended to profit from pricing inefficiencies.  Relative value strategies generally involve taking a position in one instrument and simultaneously taking an offsetting position in a related instrument in an attempt to profit from incremental changes in the price differential.  Relative value strategies are implemented in a manner intended to substantially limit, if not entirely remove, the impact of market direction on performance.  Examples of relative value strategies are (a) convertible bond arbitrage, in which an Investment Fund is long a convertible bond and short the issuer’s common stock in an attempt to profit from the mispricing between the two securities, (b) volatility arbitrage, in which an Investment Fund invests in long and short volatility positions, typically through options, (c) capital structure arbitrage, in which an Investment Fund is long an issuer's security that is senior or junior to securities elsewhere in the issuer's capital structure that the Investment Fund takes a short position in, with an expectation that the relative prices of the issuer’s two securities will converge, and (d) strict market neutral, which is typically a quantitative strategy in which long and short positions are taken in equal weight, with the aim of removing market bias.

Event Driven Strategies. Event driven strategies generally seek to profit from anticipated outcomes of company-specific or transaction-specific events.  Company events that serve as investment catalysts for event managers include mergers, acquisitions, transfers of assets, tender offers, exchange offers, recapitalizations, liquidations, divestitures, spin-offs, equity restructurings, and reorganizations.  Event driven strategies rely upon the accurate forecasting of the outcome of particular events in addition to high quality valuation analyses.  Investment Funds employing event strategies may invest long, short, or both, and generally do not rely on market direction for results.  Examples of event driven strategies include merger arbitrage, in which an Investment Fund will be long the stock of a merger target while shorting the stock of the acquiring company, and event equity, in which an Investment Fund invests in a spin-off, recapitalization, or similar event that (unlike merger arbitrage) does not have a defined time frame or announced target price.

Hedged Equity Strategies.  Hedged equity Investment Funds primarily invest in stocks of companies of varying market capitalizations.  Such companies are primarily listed in the U.S., European, and developed Asian equities markets, although Investment Funds may invest in equity instruments in other regions, and may also invest a portion of assets in certain non-equity related securities.  Hedged equity Investment Funds generally take both long and short positions or utilize other hedged investment approaches designed to control (but not eliminate) market exposure.  Hedged equity Investment Funds tend to have a defined, fundamental investment philosophy, much like that of a traditional equity fund, and they generally implement that philosophy on both

ASGI Mesirow Insight Fund, LLC Notes to Financial Statements (continued) For the Period from February 1, 2012 to March 31, 2012 the long and short sides of the market.  The hedged equity strategies to which the Fund may have exposure include opportunistic, loose neutral, long-biased, and short-biased.  Opportunistic Investment Funds take both long and short positions in equity securities and derivatives at levels of exposure that vary depending on their investment outlook.  Opportunistic strategies are typically expected to profit from stock picking skills, as well as portfolio risk management, and may use fundamental, bottom-up, and top-down sector and macro analysis.  Opportunistic Investment Funds may have net short exposure to equity markets at points in time, but typically are expected to have a long bias over a market cycle and many will have net exposures in the 20% to 50% range.  Loose neutral strategies generally involve being simultaneously long and short equity portfolios of the same size within a geographic region or sector and are typically intended to profit from market inefficiencies.  Loose neutral managers typically maintain net exposure between 20% short and 20% long.  Long-biased Investment Funds typically invest both long and short, but have a net long exposure to the equity markets (generally greater than 50% to 70% net long, although the Sub-adviser may invest with Investment Funds that have 100% long exposure), such that their strategies can be expected to perform better in rising markets.  Investment Funds may utilize niche strategies, focusing on growth or value stocks, small or large capitalization companies, particular industries, or a particular geographical region or sector.  Short-biased Investment Funds are a sub-set of hedged equity strategies that typically maintain net short exposure to equity markets by taking short positions in companies whose equities they expect to decline in price.  The Sub-adviser generally invests in short-biased managers in order to offer greater diversification of short selling exposure.  The Sub-adviser may utilize short-biased Investment Funds to decrease or hedge long equity exposure resulting from long positioning of other Investment Funds.  Short exposure may be taken through the use of short-selling, or through exchange traded or over-the-counter derivative instruments such as futures, options, and swaps.

Credit Strategies.  Credit strategies commonly invest long and short in debt obligations of public and private companies to provide exposure to credit and/or volatility risks associated with those asset classes.  For example, credit funds may invest long and short in debt obligations of companies that are in a period of stress due to, for instance, operational difficulties, financial duress, or bankruptcy proceedings.  Long-biased credit funds typically have a net long exposure greater than 50%.  Long/short credit funds generally maintain net exposure between 50% short and 50% long.  Short-biased credit funds generally maintain a net short exposure greater than 50% net short.  Multi-strategy credit funds invest across multiple credit strategies. An Investment Fund may make opportunistic allocations of capital across various structured product assets.  Structured product transactions typically involve securities that entitle an Investment Fund to receive payments based primarily on the cash flows or market value of a specified pool of financial assets.  Examples of structured product investments include collateralized bond, loan, and debt obligations as well as synthetic positions replicating such obligations, residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities.

Macro and Commodity Strategies.  Macro and commodity strategies typically engage in an analysis of economic, political, and financial market conditions incorporating a variety of macro and micro considerations including, but not limited to, the business cycle, central bank policy, the regulatory and political environment, demographics, and fiscal policy in an effort to identify investment opportunities across a wide range of investment instruments.  The macro and commodity investment approach is wide ranging, attempting to identify potential market opportunities irrespective of market sector, instrument or asset traded, or geography.  Investment Funds may use a number of trading strategies in an attempt to achieve their investment objectives including, but not limited to, futures investing, equity long/short strategies, and credit-related strategies.  The various techniques that Investment Funds employ may be used as independent profit opportunities, as well as to hedge existing positions.  To implement macro and commodity strategies, Investment Funds may trade securities of all kinds, derivative instruments (including, but not limited to, forwards, swaps, swaptions, collars, caps, floors, and other types of over-the-counter derivatives, as well as exchange-traded derivatives, including

ASGI Mesirow Insight Fund, LLC Notes to Financial Statements (continued) For the Period from February 1, 2012 to March 31, 2012 options, futures, and options on futures) on currencies, interest rates, commodities, and other types of financial and non-financial underlyings, or other transactions with similar substantive or economic effect, and other investments of all types and kinds.

While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the investment manager of the Investment Fund.  Moreover, certain funds may amend their liquidity provisions or otherwise further restrict the Fund's ability to make withdrawals from those funds.  The Fund had no unfunded commitments as of March 31, 2012.

The investments in Investment Funds paid in advance of $2,800,000 on the Statement of Assets, Liabilities and Members' Capital relates to cash paid prior to the period ended March 31, 2012 for investments in Investment Funds effective April 1, 2012.

6.  Derivative Instruments

The Fund enters into transactions involving derivative financial instruments in connection with its investing activities. These instruments derive their value, primarily or partially, from the underlying asset, indices, reference rate, or combination of these factors.

Derivative financial instruments are subject to various risks similar to non-derivative instruments, such as market risk and credit risk. Derivative financial instruments are typically also subject to certain additional risks, such as those resulting from leverage and reduced liquidity. The Sub-Adviser manages these risks on an aggregate basis along with the risks associated with its investing activities as part of its overall risk management policies. The Fund may use derivative financial instruments in the normal course of its business to take speculative investment positions as well as for risk management purposes. The principal type of derivative used by the Fund, as well as the methods in which it is used is as follows:

Total Return Swap

Total return swap contracts involve the exchange by the Fund and a counterparty of their respective commitments to pay or receive a net amount based on the total return from, or the increase or decrease in the value of, a particular security or index and a specified notional amount. The Fund enters into total return swap contracts primarily to manage its exposure to the market or certain sectors of the market. As of and for the period from February 1, 2012 to March 31, 2012, the Fund entered into two fully funded total return swap agreements with Credit Suisse International in order to provide protection against market volatility in the United States and Europe.  The average monthly number of swaps was one, with an average monthly notional value of $1,817,000.

During the term of the swaps, changes in value are recognized as unrealized gains or losses by marking the contracts to fair value. Additionally, the Fund records a realized gain (loss) when a swap contract is terminated and when periodic payments are received or made at the end of each measurement period, but prior to termination. Unrealized gains (losses), realized gains (losses) and periodic payments are reflected in net realized and unrealized gain (loss) on derivative contracts in the statement of operations.

The net change in unrealized loss on swap contracts for the period from February 1, 2012 to March 31, 2012 is $26,879 and is included on the Statement of Operations. Unrealized appreciation on swap contracts is included on the Statement of Assets, Liabilities and Members' Capital.

ASGI Mesirow Insight Fund, LLC Notes to Financial Statements (continued) For the Period from February 1, 2012 to March 31, 2012

7.  Fair Value Measurements

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

●
Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

●
Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

●	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to fair value.

The Adviser considers subscriptions and redemption rights, including any restrictions on the disposition of the interest, in its determination of fair value. Investments in the Investment Funds are included in Level 2 of the fair value hierarchy if the Fund has the ability to redeem its investment within 90 days of fiscal year end by providing redemption notice within 90 days of fiscal year end. All other investments in Investment Funds are classified as Level 3.

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers from Level 2 to Level 3 for the period from February 1, 2012 to March 31, 2012.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  A summary of the inputs used to value the Fund's members' capital as of March 31, 2012 is as follows:

Description	Total Fair Value at March 31, 2012	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investment Funds
Credit	$17,641,560	$—	$17,641,560	$—
Event Driven	26,991,914	—	26,991,914	—
Hedged Equity	41,483,245	—	41,434,452	48,793
Macro and Commodity	39,958,438	—	39,958,438	—
Relative Value	38,509,945	—	38,509,945	—
Swaps
Total Return	3,607,121	—	3,607,121	—
Total Investments	$168,192,223	$—	$168,143,430	$48,793

ASGI Mesirow Insight Fund, LLC Notes to Financial Statements (continued) For the Period from February 1, 2012 to March 31, 2012

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Investments in Investment Funds - Hedged Equity

Balance, as of February 1, 2012	$30,425
Realized gain (loss)	-
Change in unrealized appreciation/(depreciation)	18,368
Purchases	-
Sales	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance, as of March 31, 2012	$48,793

The net change in unrealized appreciation on Level 3 investments in Investment Funds still held as of March 31, 2012 is $18,368.

8.  Capital Share Transactions

The Fund intends to accept initial and additional subscriptions for units made after the closing date and the commencement of the Fund’s investment operations only once each month, effective as of the opening of business on the first business day in that month at the relevant net asset value per unit of the Fund as of the close of business on the last business day of the prior month. The Fund Board may discontinue accepting subscriptions at any time.

To provide a limited degree of liquidity to Members, the Fund may from time to time offer to repurchase units pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund Board in its sole discretion.

For the period ended March 31, 2012, transactions in the Fund's interest were as follows:

	Issuance (in units)	Issuance	Tender (in units)	Tender	Aggregate Value of Units Reclassified in Reorganization

Taxable Investor Fund	908	$ 830,000	(5,428)	$ (4,998,499)	$ (123,862,868)

Taxable Investor Fund A	105	102,000	(257)	(252,993)	(4,976,211)

TEI Fund I	66	60,000	(1,621)	(1,486,363)	(42,657,203)

TEI Fund A	321	313,000	(325)	(318,815)	(5,406,758)
	1,400	$ 1,305,000	(7,631)	$ (7,056,670)	$ (176,903,040)

ASGI Mesirow Insight Fund, LLC Notes to Financial Statements (continued) For the Period from February 1, 2012 to March 31, 2012

	Issuance (in shares)	Issuance	Tender (in shares)	Tender

Class I	166,387	$ 166,386,760	—	$ —

Class A	10,351	10,351,055	—	—
	176,738	$ 176,737,815	—	$ —

9.  Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.  No guarantee or representation is made that the investment program will be successful.

10.  Line of Credit Arrangements

On December 28, 2011, the Fund entered into an agreement with Deutsche Bank AG for a committed, secured line of credit.  The facility had the following terms: (a) interest rate of applicable LIBOR rate plus 1.00% per annum, (b) a commitment fee of 0.65% per annum of the maximum principal amount, and (c) a committed amount of $40,000,000.

For the period from February 1, 2012 to March 31, 2012, the Fund had weighted average borrowings of $1,400,000.  The interest rate on borrowings for the period ended March 31, 2012 was 0.27% plus a spread of 1%.  As of March 31, 2012, there was no outstanding balance under the line of credit facility.

The Fund is required to meet certain financial covenants, such as maintaining a target collateralization rate of 0.25 as defined in the line of credit facility, to be the sum of the aggregate principal amount outstanding on the last business day of each month plus the accrued but unpaid interest amounts (as of such date) divided by the gross portfolio values as of the last business day of each month.

11.  Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date of the financial statements.  Effective April 1, 2012:

1.
The Fund has elected to be treated as a corporation for federal income tax purposes, and it further intends to elect to be treated as, and expects each year to qualify, as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.  For each taxable year that the Fund so qualifies, the Fund will not be subject to federal income tax on that part of its taxable income that it distributes to Members.  Such distributions will be paid to Members at least annually.  Each Member will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all distributions automatically reinvested.

ASGI Mesirow Insight Fund, LLC Notes to Financial Statements (continued) For the Period from February 1, 2012 to March 31, 2012

2.
The Fund entered into an expense limitation agreement that limits the Fund's annualized ordinary fund-wide operating expenses to 2.65% through April 1, 2013 (the “Expense Limitation Agreement”). In addition, Class A Shares are subject to class-specific expenses. Class I Shares have no class-specific expenses. Members holding Class A Shares will pay (in addition to up to 2.65% in ordinary fund-wide operating expenses) an additional annualized amount of up to 0.75% (the Investor Distribution and Servicing Fee), for a total annualized rate of up to 3.40%.  As part of the Expense Limitation Agreement, the Adviser is authorized to recoup expenses attributable to Class A Shares waived in prior periods, provided that ordinary fund-wide operating expenses, excluding the investor distribution and servicing fee, are less than 2.65% on an annualized basis and that any such recoupment is limited to expenses incurred within the prior three years. Expenses attributable to Class A Shares include expenses incurred prior to the reorganization by the feeder funds which were subject to a similar expense limitation agreement.

3.
Investor distribution and servicing fee – Under the terms of the wholesaling and placement agent agreement between the Fund and Alternative Strategies Brokerage Services, Inc. (the “Placement Agent”), the Placement Agent is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Members purchasing Class A Units that are their customers.

	The Fund pays a quarterly fee out of the net assets of Class A Units at the annual rate of 0.75% of the aggregate net asset value of Class A Units that have been outstanding for more than twelve (12) months, calculated and accrued as of the last day of each calendar month (before any repurchases of Class A Units) and paid to the Placement Agent quarterly (the “Investor Distribution and Servicing Fee”). The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Units will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Units. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to investor service providers and for the Placement Agent’s ongoing investor servicing. Pursuant to the conditions of an exemptive order issued by the SEC, the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Units. Class I Units are not subject to the Investor Distribution and Servicing Fee.

4.
Placement fees – Under the terms of the wholesaling and placement agent agreement between the Fund and the Placement Agent, the Placement Agent and its sub-agents are entitled to receive a placement fee based on the gross amount of Class A Units purchased by a Member (the “Class A Unit Placement Fee”). The amount of each additional investment in Class A Units by a Member will be aggregated with the amount of the Member’s initial investment in Class A Units and any other additional investments by the Member (to the extent such investments have not been repurchased by the Fund) in determining the applicable Class A Unit Placement Fee at the time of subsequent purchases of Class A Units.

	Current Value of Class A Units	Placement Fee
	Less than $500,000	2.00%
	$500,000 to less than $1,000	1.00%
	$1,000,000 or more	0.50%

ASGI Mesirow Insight Fund, LLC Supplemental Information (unaudited)

The Boards of Managers of the Funds and the Fund

The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation or trust.

The managers of the Fund Board (“Managers”) are not required to hold Shares of the Fund. A majority of the Managers are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Managers”). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation or trust.

The identity of the Independent Managers and officers of the Funds and brief biographical information regarding each such person during the past five years is set forth below.  Each Independent Manager who is deemed to be an “interested person” of the Funds, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

ASGI Mesirow Insight Fund, LLC Supplemental Information (unaudited) (continued)

Managers

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Trustee During the Last 5 Years

Adam Taback* Age: 41	Manager, President	Since 2011	President, Alternative Strategies Group, Inc., since 2001; President, Wells Fargo Alternative Asset Management, LLC, since 2011; President, Alternative Strategies Brokerage Services, Inc., since 2010.	4
Chairman of the Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010;  Chairman of the Board of Trustees, ASGI Agility Income Fund, since 2010; Chairman of the Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.

James Dean Age: 56	Manager	Since 2011	Dean, Associate Dean, Kenan- Flagler Business School, UNC Chapel Hill, since 1998.	4
Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.

James Dunn Age: 39	Manager	Since 2011	Vice President, Chief Investment Officer, Wake Forest University, since 2009; Managing Director, Chief Investment Officer, Wilshire Associates, 2005- 2009.	4
Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.

Stephen Golding Age: 63	Manager	Since 2011	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010.	4
Trustee, Washington College, since 2003; Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Aurora Opportunities Fund,
LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.

James Hille Age: 50	Manager	Since 2011	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Texas Teachers, 1995- 2006.	4
Trustee, Employees Retirement System of Fort Worth, since 2007; Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Trustee, Trinity Valley School, since 2009; Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Board Member, Investment Advisory Committee of Employee Retirement System of Texas, since 2011.

Jonathan Hook Age: 54	Manager	Since 2011	Vice President, Chief Investment Officer, The Ohio State University, since 2008; Chief Investment Officer, Baylor University, 2001-2008.	4
Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI  Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011.

ASGI Mesirow Insight Fund, LLC Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Trustee During the Last 5 Years

Dennis Schmal Age: 65	Manager	Since 2008	Self-employed; Board Director and Consultant.	4
Trustee, ASGI Agility Income Fund, LLC, since 2011; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2011; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2011; Director of Grail Advisors ETF Trust (5 Funds) 2009-2011; Director of the Gemworth Financial GuideMark mutual funds (9 Funds), since 2007; Chairman of the Board of Directors of Pacific Metrics Corporation, since 2005; Director of Varian Semiconductor Equipment Associates, since 2004; Director of Merriman Holdings, Inc., since 2003; Director of North Bay Bancorp from 2006 to 2007.

*	Indicates an Interested Manager.

(1)	As of March 31, 2012.

(2)	Each Manager serves until death, retirement, resignation or removal from the Board. Any Manager may be removed either (a) with or without cause by the vote or written consent of at least two thirds (2/3) of the Managers not subject to the removal vote (but only if there are at least three Managers serving on the Board at the time of such vote or written consent) or (b) with or without cause by, if at a meeting, a vote of the Members holding a majority of the total number of votes present at such meeting or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

(3)	The “Fund Complex” is currently comprised of four closed-end registered investment companies.

Principal Officers who are not Managers:

Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years

Michael Roman Age: 31	Treasurer	Since 2011
Treasurer, Wells Fargo Alternative Asset Management, LLC, since 2011; Fund Reporting Manager, Alternative Strategies Group, Inc., since 2007; Senior Analyst, Alternative Strategies Group, Inc., 2006; Senior Financial Analyst, Turbine, Inc; 2003-2006.

Britta Patterson Age: 38	Secretary	Since 2011	Director, Chief Administrative Officer, and Senior Vice President Alternative Strategies Group, Inc., since 2005.
Lloyd Lipsett Age: 47	Assistant Secretary	Since 2011	Vice President, Senior Counsel, Wells Fargo & Company, since 2009; Senior Vice President, Counsel, Wachovia Corporation (predecessor to Wells Fargo & Company), 2004-2009.

ASGI Mesirow Insight Fund, LLC Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years

Ankit Patel Age: 31	Assistant Treasurer	Since 2011	Senior Fund Reporting Analyst, Alternative Strategies Group, Inc., since 2008; Account Manager, State Street Corporation, 2006-2007; Senior Fund Accountant, State Street Corporation, 2005-2006.
Doretta Dunegan Age: 55	Chief Compliance Officer	Since 2008
Chief Compliance Officer of Alternative Strategies Group, Inc., since 2011;Vice President and Compliance Manager, Wells Fargo Wealth Management since 2004; Chief Compliance Officer of Wells Fargo Alternative Asset Management, LLC, from 2005 to 2012; Chief Compliance Officer of Nelson Capital Management, LLC from 2005 to 2009.

Yukari Nakano Age: 59	Chief Operating Officer	Since 2011	Chief Operating Officer, Wells Fargo Alternative Asset Management, LLC, since 2011; Senior Vice President (since 2003) and Chief Operating Officer (since 2010), Alternative Strategies Group, Inc.

(1)	As of March 31, 2012.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

ASGI Mesirow Insight Fund, LLC Supplemental Information (unaudited) (continued)

Form N-Q Filings

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting Policies

Information on how the Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (415) 371-4000 and on the SEC’s web site at www.sec.gov.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of managers has determined that Stephen Golding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years and the period from February 1, 2012 to March 31, 2012 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $74,000 for 2011, $72,250, for 2012, and $35,000 for the period from February 1, 2012 to March 31, 2012.

Audit-Related Fees

(b)
The aggregate fees billed for each of the last two fiscal years and the period from February 1, 2012 to March 31, 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2011, $0 for 2012, and $0 for the period from February 1, 2012 to March 31, 2012.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2011 and $21,500 for 2012.

The Registrant’s principal accountant provided tax compliance services to the Registrant, including reviewing tax filings and advising the Registrant with respect to various tax-related matters.

All Other Fees

(d)
The aggregate fees billed for each of the last two fiscal years and the period from February 1, 2012 to March 31, 2012 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011, $0 for 2012, and $0 for the period from February 1, 2012 to March 31, 2012.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit and Non-Audit Services Pre-Approval Policy with respect to the registrant is set forth below:

Adopted December 1, 2011

Audit Committee of

ASGI Mesirow Insight Fund, LLC
ASGI Mesirow Insight Fund I, LLC
ASGI Mesirow Insight TEI Fund I, LLC
ASGI Mesirow Insight Fund A, LLC
ASGI Mesirow Insight TEI Fund A, LLC

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(the “Funds”)

Audit and Non-Audit Services Pre-Approval Policy (the “Policy”)

I.           Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Managers of the Funds (the “Committee”) is responsible for the appointment, compensation and oversight of the services provided by the independent registered public accounting firm (i.e., an accounting firm that has registered with the Public Company Accounting Oversight Board (the “PCAOB”)) to the Funds (the “Auditor”).  As part of this responsibility, the Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, these procedures also require the Committee to pre-approve non-audit services provided by the Auditor to Alternative Strategies Group, Inc. (“ASGI”) (or any entity in a control relationship with ASGI that provides ongoing services to the Funds) where such non-audit services relate directly to the operations and financial reporting of the Funds as further assurance that such services do not impair the Auditor’s independence.

The Committee charter requires the Committee to pre-approve all audit and non-audit services provided to each Fund by the Auditor, except for de minimis fees (less than 5% of the total fees received by the Auditor in a fiscal year for services provided to the subject Fund) for non-audit services that were not recognized at the time of the engagement of the Auditor to be non-audit services and which are promptly brought to the attention of the Committee and approved prior to the completion of the audit.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”); or (2) proposed services will require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Committee.

Exhibit A to this Policy describes the Audit, Audit-Related, Tax and All Other Services subject to General Pre-Approval, which hereby are pre-approved by the Committee.  The Committee will annually review these services.  It is expected that such review will occur annually at a regularly scheduled Committee meeting.

II.           Audit Services

Each Fund’s annual audit services engagement scope and terms will be subject to Specific Pre-Approval of the Committee.  Audit services performed thereafter during such engagement are subject to General Pre-Approval and include the annual financial statement audit and other procedures required to be performed by the Auditor in order to be able to form an opinion on each Fund’s financial statements.  The audit services subject to General Pre-Approval, which hereby are pre-approved, are set forth in Exhibit A.

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III.           Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of each Fund’s financial statements or that are traditionally performed by an independent auditor.

The audit-related services subject to General Pre-Approval, which here are pre-approved, are set forth in Exhibit A.

IV.           Tax Services

The Securities and Exchange Commission (the “SEC”) has stated generally that an Auditor may provide tax services to an audit client, such as tax compliance, tax planning and tax advice, if such services do not impair the Auditor’s independence.  Circumstances where providing certain tax services would impair the Auditor’s independence, such as representing the Funds in tax court or other situations involving public advocacy are not permitted.

The tax services subject to General Pre-Approval, which hereby are pre-approved, are listed in Exhibit A.

V.           All Other Services

The Committee believes that other types of non-audit services may also be permitted if such non-audit services: (a) are routine and recurring services; (b) would not impair the independence of the Auditor; and (c) are consistent with the Act and the rules relating thereto.  The Committee shall consider such non-audit services as being subject to Specific Pre-Approval, and consider such services on a case-by-case basis.

VI.           Prohibited Services

The Auditor is prohibited from providing the following non-audit services to the Funds at any time:

(1)	Bookkeeping or other services related to the Funds’ accounting records or financial statements;
(2)	Financial information systems design and implementation;
(3)	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
(4)	Actuarial services;
(5)	Internal audit outsourcing services;
(6)	Management functions or human resources;
(7)	Broker or dealer, investment adviser, or investment banking services;
(8)	Legal services and expert services unrelated to the audit; and

5

(9)	Any other service that the PCAOB determines, by regulation, is impermissible.

VII.           Procedures

At least annually, the Funds’ Chief Financial Officer and the Auditor shall jointly submit to the Committee for approval a revised Exhibit A.

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EXHIBIT A

ASGI Mesirow Insight Fund, LLC
ASGI Mesirow Insight Fund I, LLC
ASGI Mesirow Insight TEI Fund I, LLC
ASGI Mesirow Insight Fund A, LLC
ASGI Mesirow Insight TEI Fund A, LLC

Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Effective December 1, 2011

Service	Summary of Services
Audit Services Audit	Recurring audit of financial statements of each Fund in accordance with U.S. generally accepted auditing standards including, but not limited to:
● Annual letter regarding each Fund’s internal control to be included in the annual report to the SEC on Form N-SAR

●
Review of any post-effective amendment to each Fund’s registration statement on SEC Form N-2, and consent to the incorporation by reference, if any, of the Auditor’s report on each Fund’s financial statements in such SEC filing

● Accounting consultations and tax services required to perform an audit in accordance with U.S. generally accepted auditing standards
Other audit and special reports including, but not limited to:

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Service	Summary of Services
All services relating to any subsequent filings of registration statements (including amendments thereto) for each Fund with the SEC, including issuance of auditor consents
Audit-Related Services

Consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting

Includes consultations relating to new regulatory rules and guidance, unusual or non-recurring transactions and other regulatory or financial reporting matters that are generally non-recurring
Other auditing procedures and issuance of special purpose reports	Auditing procedures and special reports, including those needed for
● Separate audit reports in connection with Rule 17f-2 security counts
● Various governmental agencies tax authorities and Fund mergers
Tax Services Tax services	Recurring tax services including, but not limited to:
● Review and sign each Fund’s federal income tax return (Form 1065, U.S. Income Tax Return for Partnerships) and applicable state and local returns

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Service	Summary of Services
Consultations regarding tax consequences of proposes or actual transactions
Consultations on U.S. tax matters, such as fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year and the period from February 1, 2012 to March 31, 2012 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years and the period from February 1, 2012 to March 31, 2012 of the registrant was $0 for 2011, and $0 for 2012, and $0 for the period from February 1, 2012 to March 31, 2012.

(h)
The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not

9

pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting authority has been delegated to the registrant’s subadviser, Mesirow Advanced Strategies, Inc. (“MAS”)   The Proxy Voting Policies are set forth below.

MESIROW ADVANCED STRATEGIES, INC.
PROXY VOTING POLICIES AND PROCEDURES
(Effective April 19, 2012)
Introduction

Rule 206(4)-6 adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, requires that a registered investment adviser that votes client securities:

(1) adopt and implement written policies and procedures reasonably designed to ensure that proxies, with respect to securities in client accounts where the adviser exercises voting discretion, are voted in the best interest of its clients, which procedures must include how the  adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients;

(2) describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client; and

(3) disclose to clients how they may obtain information about how the adviser has voted proxies with respect to their securities.

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It is unclear whether the SEC would regard Rule 206 (4)-6 as having applicability outside of proxies solicited by issuers of publically-traded equity securities, and MAS does not normally make direct investments in publically-traded equity securities on behalf of the fund of hedge funds and managed accounts under MAS' control (the “MAS Funds”). However, MAS has determined that in order to closely follow the spirit of Rule 206(4)-6, MAS has adopted, and will disclose to investors in our funds, the following policies with respect to how we vote on matters submitted to our consideration by the third-party hedge fund managers and underlying investment funds (the “Portfolio Funds”) with which we invest. All proxies, voting, and consents are referred to in this document as “proxies.” Below are the policies and procedures that MAS has adopted with respect to voting proxies (the “Policies”).

General Policies

Voting Proxies

MAS’ policy is to vote proxies in the best interests of the MAS Funds, after taking into account all relevant facts and circumstances at the time of the vote, and in accordance with MAS’ fiduciary duties and applicable regulations. In evaluating proxies, MAS considers numerous factors, including, but not limited to: how the vote could affect the value of the MAS Fund’s investment, the liquidity of the relevant investment in the overall context of the MAS Fund’s portfolio as well as in comparison to similar investments (including peer Portfolio Funds implementing similar strategies), and other factors that broadly relate to whether the investment continues to fulfill its role in the MAS Fund’s portfolio with the new term or structure changes. MAS does not take into account social, political, or other non-investment-related goals or interests in voting or abstaining from voting a proxy.

Because the MAS Funds generally only invest in Portfolio Funds, almost all proxies that MAS votes relate to changes in the terms or structures governing Portfolio Funds. However, in certain extraordinary circumstances, an MAS Fund may have a direct position in a publicly-traded equity security. For example, an MAS Fund may receive a publicly-traded equity security as an in-kind redemption payment from a Portfolio Fund. In the past, MAS has acted promptly to liquidate those positions, rather than holding them for investment. MAS anticipates similarly acting in the future. Because proxies are normally relevant only to investors who intend to hold the security through the event that is the subject of the proxy vote, a proxy received in respect of a security that is in the process of being liquidated will likely not affect the liquidation value of the security. Therefore, MAS does not currently intend to vote any proxies received in respect of securities that MAS is in the process of liquidating.  However, if MAS anticipates having an MAS Fund hold a publicly-traded security for a significant period of time, and the MAS Fund was solicited to vote a proxy, MAS would vote that proxy as it deems is in the best interest of that MAS Fund and its investors.

Although MAS has not currently identified any material conflicts of interest that would affect its proxy voting decisions, certain MAS Funds (including those in which MAS principals or affiliates have a material interest) may vote differently on proxies due to differing investment objectives, guidelines, or portfolio constraints. Additionally, certain MAS principals or employees may invest directly in a Portfolio Fund, and may vote differently on proxies due to differing investment objectives or for other reasons. In some instances differing votes may not adversely impact any MAS Fund involved (for instance, if one MAS Fund elects to accept a payment-in-kind from a Portfolio Fund while another MAS Fund elects to remain invested in the Portfolio Fund). In other instances one MAS Fund’s vote may prevent a Portfolio Fund from implementing certain changes or taking other actions that another MAS Fund supports, or may permit a Portfolio Fund to implement certain changes or take other actions that another MAS Fund is opposed to. Due to the difficulty of predicting and identifying material conflicts

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with respect to proxy voting ahead of time, MAS addresses those conflicts as they arise. MAS relies on its employees to identify those conflicts and notify the relevant personnel so that they can determine whether a conflict actually exists and how to address it.

Disclosure to Investors

Within the meaning of Rule 206(4)-6, MAS’ clients are the MAS Funds. Therefore, the Rule only requires MAS to disclose to the MAS Funds these Policies, as well as information on how MAS has voted proxies. However, MAS believes that the best practice is to make available these Policies, as well as information on how MAS has voted proxies, to all investors in the MAS Funds. MAS includes a summary of these Policies in its Form ADV Part 2A and, upon request, delivers this entire document to any requesting investor. Investors may contact MAS through their normal point of contact to obtain information about how MAS has voted proxies. However, investors must be made aware that with respect to proxies related to Portfolio Fund investments, MAS will be limited in the information that it can disclose because of confidentiality restrictions imposed by Portfolio Funds.

Recordkeeping

SEC Rule 204-2 requires MAS to retain: (1) its proxy voting policies and procedures; (2) proxy statements received by MAS regarding client securities; (3) records of votes MAS casts on behalf of clients; (4) records of client requests for proxy voting information and written responses from MAS to those requests; and (5) any documents prepared by MAS that were material to making a decision on how to vote or that memorialized the basis for the decision.

MAS satisfies requirements (1) – (3) and (5) by retaining these Policies and the Proxy Log (as defined below) for at least six years from the date of their last use. MAS believes that it is best practice to read requirement (4) broadly to include investors in the MAS Funds. Therefore, MAS satisfies requirement (4) by retaining a copy of each investor’s request for proxy voting information and written responses from MAS to those requests for at least six years from that request and response.

General Procedures

To summarize MAS’ procedures for evaluating proxies, (1) MAS’ Operational Due Diligence Team (“ODD Team”) reviews and summarizes the proxy for the Strategy Working Group (the “SWG”) assigned to the particular Portfolio Fund; (2) after consideration of a variety of factors, including those outlined above, the SWG itself votes (or abstains from voting) the proxy or refers the proxy to MAS’ Investment Committee (the “IC”) to vote (or abstain from voting); and (3) the decision is documented in a proxy log and communicated to the Portfolio Fund. Below are the specific steps in MAS’ proxy voting process.

(1) Documents relating to a proxy or consent (collectively, the “Documents”) should be sent to the attention of the MAS monitoring analyst for the relevant Portfolio Fund (the “Analyst”).

(2) The Analyst will request from the Portfolio Fund’s manager a black-lined copy of the revised Portfolio Fund documents and a summary of the changes (if not provided already with the Documents).

(3) The Analyst will submit to the respective SWG leader and the ODD Team: (a) the summary of the proposed changes, (b) the black-lined copies of the Documents, (c) the effective date of the

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proposed changes, (d) if consent is required for the proposed changes, and (e) if consent is required, the deadline and options for consent.

(4) The ODD Team member assigned to review the Documents (the “ODD Reviewer”) is responsible for reviewing the Documents in detail and summarizing the changes and relevant implications for the MAS Funds. That summary will be reviewed by Eric Siegel or a senior member of the ODD Team and, if that reviewer deems necessary or advisable, a member of the MAS Legal Team.

(5) The ODD Reviewer will submit the ODD Team summary for review to the SWG with responsibility for that Portfolio Fund and, if the SWG deems appropriate, the IC. In approving or rejecting (or abstaining from approving or rejecting) the proposed changes, the SWG and/or the IC will take into account those factors it deems relevant, which will broadly include whether the Portfolio Fund continues to fulfill its role in the MAS Fund’s portfolio even with the term or structure changes.

(6) The SWG’s and/or IC’s decision will be documented in MAS’ proxy log (the “Proxy Log”) and communicated to the Analyst and the Portfolio Manager (if response is necessary). The Proxy Log is located on MAS’ [  ].  The Proxy Log will track the following information:

●	the Portfolio Manager seeking the changes,
●	the Portfolio Funds affected,
●	the SWG and Analyst assigned,
●	the date revised or proposed documents are received,
●	the proposed changes and notable differences,
●	the due date of a response, if required,
●	the date of the ODD Reviewer’s review,
●	the date of MAS Legal’s review (if applicable),
●	the date of the SWG and/or IC decision and outcome,
●	the date the decision was communicated to the Portfolio Manager (if applicable) and to whom at the Portfolio Manager the decision was communicated, and
●	the date of and confirmation that our research systems have been updated.

(7) The ODD Reviewer is responsible for entering any term changes that result to the Portfolio Fund into MOSAIC and advising the Analyst so that they can conduct a confirming review of the term changes in MOSAIC to ensure accuracy.

(8) The Analyst is responsible for (a) incorporating the revised terms (if any) into the Manager Due Diligence report (the “MDD”), (b) saving the Documents on the shared drive in the appropriate folders, and (c) communicating any liquidity and/or fee changes to the rest of the team monitoring the Portfolio Fund as well as the Portfolio Allocation Team.

(9) A member of the Operational Due Diligence team will monitor the deadline for responding to the proxy to ensure any necessary votes have been executed by the deadline.

RIC Policies and Procedures

With respect to any MAS Fund that is a registered investment company (a "RIC") under the Investment Company Act of 1940, as amended (the "1940 Act"), MAS must comply with the proxy voting policies and procedures adopted by that RIC. If MAS serves as the sub-adviser, rather than operating and serving as

13

the investment adviser, to a RIC, the proxy voting policies and procedures of the RIC may be different than MAS’ standard proxy voting policies and procedures. The RIC’s adopted proxy voting policies and procedures control in all instances with respect to that RIC.

MAS anticipates that the registrant will exclusively invest in non-voting securities and, therefore, that it will receive few (if any) proxies with respect to the registrant. If MAS does receive a proxy with respect to the registrant, MAS must follow the policies and procedures adopted by the registrant (available on the shared drive). Those policies and procedures are summarized below.

The President of ASGI, or his/her designee, in consultation with MAS, is responsible for determining how to vote each proxy.

If MAS determines that it has a conflict of interest in voting a proxy on behalf of the registrant, MAS must promptly notify ASGI.

MAS will promptly send to ASGI a copy of each proxy that it receives with respect to the registrant, as well as a written recommendation on how to vote that proxy.  If ASGI or the registrant’s administrator or custodian receives a proxy with respect to the registrant, ASGI will deliver a copy of that proxy to MAS. MAS will promptly respond in writing to ASGI with a recommendation on how to vote that proxy. To determine its recommended vote for any proxy, MAS will follow the standard proxy voting procedures set forth above under “General Procedures.”

ASGI will notify MAS in writing regarding its decision on how to vote a proxy. MAS is responsible for the actual voting, or directing the registrant’s custodian or administrator to do the actual voting, of each proxy consistent with ASGI’s voting decision. Upon receipt of an executed proxy, MAS will, or will instruct the registrant’s administrator to, update the registrant’s proxy voting record.

MAS will, or will instruct the registrant’s administrator to, maintain, or have available, (a) written or electronic copies of each proxy statement received and of each proxy decision and (b) records relating to each proxy, including (i) the determination as to whether the proxy was routine or not; (ii) the voting decision with regard to each proxy; and (iii) any documents created by MAS or others that were material to making the voting decision. MAS will maintain those records in its offices for six years. This is consistent with MAS’ standard proxy voting recordkeeping policy described above under “General Policies – Recordkeeping.”

Not later than August 31 of each year, the registrant is required to file with the SEC its proxy voting record for the most recent twelve-month period ended June 30.  MAS must provide to ASGI whatever proxy voting information is necessary for the registrant to comply with its proxy voting disclosure and other regulatory requirements.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Managers or Management Team Members and Description of Role of Portfolio Managers or Management Team Members

ASGI has retained Mesirow Advanced Strategies, Inc., an Illinois corporation, to act as subadviser to the registrant.

MAS has an Investment Committee which has ultimate authority for determining whether MAS will recommend to ASGI that the registrant invest in (or withdraw from) an underlying investment.  Following are the names and biographical information of the voting members of MAS’ Investment Committee (the “Management Team Members”). There may be additional non-voting members of the Investment Committee who serve in an advisory role providing input, but not voting, on investment decisions.

Martin B. Kaplan, born 1968, has been employed by affiliates of MAS since April 1995. Mr. Kaplan is the Chief Executive Officer of MAS and is a member of its Investment and Executive Committees.  Additionally, he is a member of the Executive Committee and board of directors of MFHI, and held various roles at MFI. Mr. Kaplan is responsible for developing and overseeing the strategic direction of MAS, including structuring and supervising its management structure. Since 1995, Mr. Kaplan has helped coordinate MAS’ management and strategic initiatives. Prior to joining MAS and its affiliates, Mr. Kaplan was an attorney with the law firm of Katten Muchin & Zavis, where he specialized in matters involving securities, mergers and acquisitions, and venture capital. Mr. Kaplan received a B.B.A. in finance and real estate from the University of Texas at Austin and a J.D. from George Washington University — National Law Center. He was admitted to the Illinois Bar in 1993 and is a member of the American Bar Association.

Stephen C. Vogt, Ph.D., born 1962, has been employed by affiliates of MAS since April 2001 and served as a consultant to MAS from 1999 to March 2001. Dr. Vogt is the Chief Investment Officer of MAS, as well as a Senior Managing Director of MAS, and is a member of its Investment and Executive Committees. Additionally, he is a member of the Executive Committee and board of directors of MFHI.  Dr. Vogt oversees all aspects of research including portfolio management, risk management, manager due diligence, and manager monitoring. Dr. Vogt is also active in managing the day-to-day operations of MAS. Prior to joining MAS and its affiliates, Dr. Vogt was an associate professor of finance at DePaul University for ten years. His research focused on empirical tests of financial theories and has been published in both academic and trade journals. Dr. Vogt received a B.S. in economics and mathematics from Bemidji State University, and an M.A. and a Ph.D. in economics from Washington University-St. Louis.

Thomas Macina, CFA, born 1969, has been employed by affiliates of MAS since December 2003. Mr. Macina is the President of MAS, as well as a Senior Managing Director. Mr. Macina is also a member of MAS' Investment and Executive Committees. He is responsible for leading the day-to-day operations of MAS’ business, including the operational infrastructure, as well as working with MAS’ Operating Committee to oversee the implementation of business ideas and improvements within the various operating groups of MAS. Prior to joining MAS, he was with a multi-strategy hedge fund, where he was responsible for investments in a variety of sectors. Previously, he was a consultant with Bain & Company, a global strategy-consulting firm, and served as Director of Strategy for Keebler Company. Prior to graduate school, he served as an Analyst and Associate at Houlihan, Lokey, Howard and Zukin, a middle-market investment banking

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firm specializing in transaction advisory and financial restructuring assignments. Mr. Macina received a B.S. in finance from the University of Illinois at Urbana-Champaign and an M.B.A. from the J.L. Kellogg Graduate School of Management at Northwestern University. In addition, he is a Chartered Financial Analyst (CFA).

Eric D. Siegel, CPA, CFA, born 1968, has been employed by affiliates of MAS since 2001. Mr. Siegel is the Head of Operational Due Diligence of MAS, as well as a Senior Managing Director. Mr. Siegel is also a member of MAS’ Investment and Executive Committees. Mr. Siegel is responsible for the operational due diligence reviews of managers and participates in portfolio analysis and ongoing manager monitoring. Prior to joining MAS, Mr. Siegel was the Chief Financial Officer of BRI Partners LLC, an affiliate of the Investment Manager that is a registered broker-dealer that also seeded direct trading hedge funds, from October 2001 to December 2003. Mr. Siegel was also the Chief Financial Officer of two Chicago based hedge fund managers before joining BRI Partners LLC in October 2001. In addition, he worked in the audit department of Ernst & Young LLP from 1990 to 1997 focusing on hedge funds, mutual funds, and derivatives trading companies. Mr. Siegel received a B.S. (cum laude) in accounting from Syracuse University in 1990. In addition, he is a Certified Public Accountant (CPA) in Illinois and a Chartered Financial Analyst (CFA).

Mark C. Kulpins, CFA, born 1974, has been employed by affiliates of MAS since August 2004.  Mr. Kulpins is the Director of Manager Research of MAS, as well as a Managing Director. Mr. Kulpins is also a member of its Investment Committee. He is responsible for manager due diligence, strategy analysis, and manager monitoring, as well as working with the Chief Investment Officer on various aspects of portfolio construction and portfolio risk management. Prior to joining MAS, Mr. Kulpins worked in the equity research department at William Blair & Company and also previously worked for Brinson Partners, Inc. Mr. Kulpins received a B.S. in finance from the University of Illinois at Urbana-Champaign and an M.B.A. in finance and economics from the University of Chicago’s Graduate School of Business. In addition, he is a Chartered Financial Analyst (CFA).

(a)(2)	Other Accounts Managed by Portfolio Managers or Management Team Members and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Managers or Management Team Members
(as of March 31, 2012)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Voting Members of Subadviser Investment Committee	Number of Accounts*	Total Assets of Accounts Managed ($)	Number of Accounts**	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
Martin B. Kaplan	0	0	15	$7.78 billion	24	$6.23 billion
Stephen C. Vogt	0	0	15	$7.78 billion	24	$6.23 billion
Thomas Macina	0	0	15	$7.78 billion	24	$6.23 billion
Eric D. Siegel	0	0	15	$7.78 billion	24	$6.23 billion
Mark C. Kulpins	0	0	15	$7.78 billion	24	$6.23 billion

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* Not including the Fund.
** Pooled vehicles that are part of the same master-feeder structure are reflected as one account.

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise because MAS has day-to-day portfolio management responsibilities with respect to more than one investment fund and account.  MAS manages other MAS Funds with investment strategies that may be similar to certain investment strategies utilized by the registrant, as well as more concentrated products that invest with a narrow strategy focus.  Fees earned by MAS may vary among the MAS Funds, and MAS’ principals and employees may personally invest in the MAS Funds.  These factors could create conflicts of interest because MAS’ principals and employees may have incentives to favor certain accounts over others, resulting in other MAS Funds outperforming the registrant. A conflict may also exist if MAS identifies a limited investment opportunity that may be appropriate for more than one account, but the registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple MAS Funds. In addition, MAS may execute transactions for another account that may adversely impact the value of securities held by the registrant.  However, MAS believes that these risks are mitigated by the fact that the MAS Funds with like investment strategies are generally managed in a similar fashion and MAS has a policy that seeks to allocate opportunities on a fair and equitable basis over time.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation for the Management Team Members may include a combination of a fixed salary and a discretionary bonus tied in part to profits generated by MAS during the applicable period. In addition, MAS may consider a variety of other factors including, but not limited to, the Management Team Members' execution of managerial responsibilities.  Compensation is generally determined by senior management.  The Management Team Members may also participate in a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.

(a)(4)	Disclosure of Securities Ownership

None of the Management Team Members owned any interests in the registrant as of March 31, 2012.

(b)	Not applicable.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

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(b)           Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ASGI Mesirow Insight Fund, LLC (formerly, Wells Fargo Multi-Strategy 100 Master Fund I, LLC)

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	May 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	May 31, 2012

By (Signature and Title)*	/s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date	May 30, 2012

* Print the name and title of each signing officer under his or her signature.

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